SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 19, 2020 (March 17, 2020)

CORTLAND BANCORP

(Exact name of registrant as specified in its charter)

Ohio	001-38827	34-1451118
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

194 West Main Street, Cortland, Ohio 44410

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (330) 637-8040

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, No Par Value	CLDB	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02(e) Compensatory Arrangements of Certain Officers

Awards granted under the 2015 Omnibus Equity Plan. On March 17, 2020, the Compensation Committee of Cortland Bancorp’s board of directors awarded 10,757 shares of restricted stock to President and CEO James M. Gasior, 10,140 shares to Executive Vice President and COO Timothy Carney and 5,215 shares to Senior Vice President and Chief Financial Officer David J. Lucido, all with an effective grant date of March 17, 2020. Awarded under the 2015 Omnibus Equity Plan, the shares vest in equal thirds on the first three anniversaries of the award date if the executive remains employed with Cortland Bancorp, but the awards will be fully vested if a change in control occurs. With an effective grant date of March 17, 2020, the price of the stock is $15.82 per share.

Item 8.01 Other Events

On March 17, 2020, Cortland Bancorp’s Board of Directors awarded each director other than Chairman Timothy K. Woofter 266 shares of fully vested stock. With an effective grant date of March 17, 2020, the price of the stock is $15.82 per share. Chairman Timothy K. Woofter received 290 shares of fully vested stock.

At the same meeting, the Board of Directors of Cortland Bancorp (the “Company”) modified the Company’s stock repurchase program (“Program”). Under the Program to be effective for 2020, the Company is authorized to repurchase up to 300,000 shares of the Company’s common stock, which equates to approximately 7% of the Company’s outstanding shares. The previous repurchase authorization, announced on December 18, 2019, which was effective through the end of 2020, was for 200,000 shares, and for which 56,854 shares remained available for repurchase. With this newly authorized program, 156,854 shares remain available for repurchase through December 31, 2020, but may be limited or terminated at any time without prior notice.

Item 9.01(d) Exhibit

10.36.3	Form of Restricted Stock Award Agreement, incorporated by reference to Exhibit 10.36.3 of the Form 10-Q for the quarter ended June 30, 2015, filed with the SEC on August 11, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cortland Bancorp

Date: March 19, 2020	By:	/s/ James M. Gasior
James M. Gasior

	Its:	President & Chief Executive Officer